Q4 2015 Supplemental Operating & Financial Data NYSE: O Exhibit 99.2

Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds from Operations (FFO) 5 Adjusted Funds from Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 EBITDA & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 19 Property Type Composition 20 Same Store Rental Revenue 21 Leasing Data Occupancy 23 Leasing Activity 24 Expirations 25 Earnings Guidance 26 Analyst Coverage 27 This Supplemental Operating & Financial Data should be read in connection with the company's fourth quarter 2015 earnings press release (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on February 10, 2016) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data. TABLE OF CONTENTS 2 Q4 2015 Supplemental Operating & Financial Data

Senior Management John P. Case, Chief Executive Officer Sumit Roy, President and Chief Operating Officer Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer Michael R. Pfeiffer, Executive VP, General Counsel and Secretary Neil M. Abraham, Executive VP, Chief Investment Officer Credit Ratings Standard & Poor’s BBB+ Stable Outlook Moody's Baa1 Stable Outlook Fitch BBB+ Stable Outlook Dividend Information as of February 2016 ▪ Current annualized dividend of $2.382 per share ▪ Compound average annual dividend growth rate of approximately 4.7% ▪ 546 consecutive monthly dividends paid ▪ 73 consecutive quarterly dividend increases Corporate Headquarters 11995 El Camino Real San Diego, California 92130 Phone: (858) 284-5000 Website: www.realtyincome.com Transfer Agent Wells Fargo Shareowner Services Phone: (877) 218-2434 Email: stocktransfer@wellsfargo.com Website: www.shareowneronline.com Corporate Profile Realty Income, The Monthly Dividend Company®, is an S&P 500 real estate company with the primary business objective of generating dependable monthly cash dividends from a consistent and predictable level of cash flow from operations. Our monthly dividends are supported by the cash flow from our property portfolio. We have in-house acquisition, portfolio management, asset management, credit research, real estate research, legal, finance and accounting, information technology, and capital markets capabilities. Over the past 47 years, Realty Income has been acquiring and managing freestanding commercial properties that generate rental revenue under long-term, net lease agreements. Portfolio Overview At December 31, 2015, we owned a diversified portfolio of 4,538 properties located in 49 states and Puerto Rico, with over 76.0 million square feet of leasable space. Our properties are leased to 240 different commercial tenants doing business in 47 separate industries. Approximately 79% of our quarterly rental revenues were generated from retail properties, 13% from industrial properties, and the remaining 8% were from other property types. Our occupancy rate as of December 31, 2015 was 98.4%, with a weighted average remaining lease term of approximately 10 years. Common Stock Our Common Stock is traded on the New York Stock Exchange under the symbol "O" CORPORATE OVERVIEW 3 Q4 2015 Supplemental Operating & Financial Data December 31, 2015 Closing price $ 51.63 Shares and units outstanding 251,065,143 Market value of common equity $ 12,962,493,333 Total market capitalization $ 18,216,901,333

CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share data) CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share amounts) 4 Q4 2015 Supplemental Operating & Financial Data (unaudited) (unaudited) Three months ended Year ended December 31, December 31, 2015 2014 2015 2014 REVENUE Rental $ 252,733 $ 230,635 $ 976,865 $ 893,457 Tenant reimbursements 10,259 16,246 42,015 37,118 Other 676 692 4,405 2,930 Total revenue 263,668 247,573 1,023,285 933,505 EXPENSES Depreciation and amortization 105,739 96,537 409,215 374,661 Interest 51,982 59,120 233,079 216,366 General and administrative 12,966 15,586 49,298 51,085 Property (including reimbursable) 12,897 20,397 55,352 53,871 Income taxes 721 1,103 3,169 3,461 Provisions for impairment 1,378 1,450 10,560 4,126 Total expenses 185,683 194,193 760,673 703,570 Gain on sales of real estate 5,126 24,994 22,243 39,205 Income from continuing operations 83,111 78,374 284,855 269,140 Income from discontinued operations - (297) - 2,800 Net income 83,111 78,077 284,855 271,940 Net income attributable to noncontrolling interests (170) (289) (1,089) (1,305) Net income attributable to the Company 82,941 77,788 283,766 270,635 Preferred stock dividends (6,770) (6,770) (27,080) (37,062) Excess of redemption value over carrying value of preferred shares redeemed - - - (6,015) Net income available to common stockholders $ 76,171 $ 71,018 $ 256,686 $ 227,558 Amounts available to common stockholders per common share, basic and diluted: Income from continuing operations $ 0.31 $ 0.32 $ 1.09 $ 1.03 Net income $ 0.31 $ 0.32 $ 1.09 $ 1.04

FUNDS FROM OPERATIONS (FFO) (dollars in thousands, except per share amounts)

REALTY INCOME
The Monthly Dividend Company®

The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted computation per share.

We define FFO, a non-GAAP measure, consistent with the National Association of Real Estate Investment Trusts' (NAREIT) definition, as net income available to common stockholders, plus depreciation and amortization of real estate assets, plus impairments of real estate assets, reduced by gains on property sales and extraordinary items.

	Three months ended December 31,		Year ended December 31,	
	2015	2014	2015	2014
Net income available to common stockholders	$ 76,171	$ 71,018	$ 256,686	$ 227,558
Depreciation and amortization	105,739	96,537	409,215	374,661
Depreciation of furniture, fixtures and equipment	(202)	(161)	(811)	(482)
Provisions for impairment on investment properties:				
Continuing operations	1,378	1,450	10,560	4,126
Discontinued operations	-	510	-	510
Gain on sale of investment properties:				
Continuing operations	(5,126)	(24,994)	(22,243)	(39,205)
Discontinued operations	-	(276)	-	(2,883)
FFO adjustments allocable to noncontrolling interests	(52)	(378)	(970)	(1,396)
FFO available to common stockholders	$ 177,908	$ 143,706	$ 652,437	$ 562,889
FFO allocable to dilutive noncontrolling interests	221	-	-	-
Diluted FFO	$ 178,129	$ 143,706	$ 652,437	$ 562,889
FFO per common share:				
Basic	$ 0.72	$ 0.64	$ 2.77	$ 2.58
Diluted	$ 0.71	$ 0.64	$ 2.77	$ 2.58
Distributions paid to common stockholders	$ 140,471	$ 122,521	$ 533,238	$ 479,256
FFO available to common stockholders in excess of distributions paid to common stockholders	$ 37,437	$ 21,185	$ 119,199	$ 83,633
Weighted average number of common shares used for computation per share:				
Basic	248,515,893	223,034,266	235,767,932	218,390,885
Diluted	249,508,956	223,262,633	235,891,368	218,450,863

Q4 2015 Supplemental Operating & Financial Data 5

ADJUSTED FUNDS FROM OPERATIONS (AFFO) (dollars in thousands, except per share amounts)

REALTY INCOME
The Monthly Dividend Company®

The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO and AFFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted computation per share.

We define AFFO as FFO adjusted for unique revenue and expense items, which the company believes are not as pertinent to the measurement of the company's ongoing operating performance. Most companies in our industry use a similar measurement to AFFO, but they may use the term "CAD" (for Cash Available for Distribution) or "FAD" (for Funds Available for Distribution).

	Three months ended December 31,		Year ended December 31,	
	2015	2014	2015	2014
Net income available to common stockholders	$ 76,171	$ 71,018	$ 256,686	$ 227,558
Cumulative adjustments to calculate FFO [1]	101,737	72,688	395,751	335,331
FFO available to common stockholders	177,908	143,706	652,437	562,889
Excess of redemption value over carrying value of Class E preferred share redemption	-	-	-	6,015
Amortization of share-based compensation	2,793	4,306	10,391	11,959
Amortization of deferred financing costs	1,334	1,328	5,294	4,804
Amortization of net mortgage premiums	(1,725)	(2,147)	(6,978)	(9,208)
(Gain) loss on early extinguishment of mortgage debt	(148)	99	(504)	(3,428)
(Gain) loss on interest rate swaps	(4,094)	940	3,043	1,349
Leasing costs and commissions	(193)	(167)	(748)	(821)
Recurring capital expenditures	(3,786)	(1,328)	(7,606)	(5,210)
Straight-line rent	(4,185)	(3,108)	(16,468)	(14,872)
Amortization of above and below-market leases	2,040	1,650	7,861	8,024
Other adjustments	79	115	306	160
AFFO available to common stockholders	$ 170,023	$ 145,394	$ 647,028	$ 561,661
AFFO allocable to dilutive noncontrolling interests	219	-	-	-
Diluted AFFO	$ 170,242	$ 145,394	$ 647,028	$ 561,661
AFFO per common share, basic and diluted	$ 0.68	$ 0.65	$ 2.74	$ 2.57
Distributions paid to common stockholders	$ 140,471	$ 122,521	$ 533,238	$ 479,256
AFFO available to common stockholders in excess of distributions paid to common stockholders	$ 29,552	$ 22,873	$ 113,790	$ 82,405
Weighted average number of common shares used for computation per share:				
Basic	248,515,893	223,034,266	235,767,932	218,390,885
Diluted	249,508,956	223,262,633	235,891,368	218,450,863

[1] See reconciling items for FFO presented under "Funds from Operations (FFO)."

Q4 2015 Supplemental Operating & Financial Data 6

CONSOLIDATED BALANCE SHEETS (dollars in thousands , except per share amounts) 7 Q4 2015 Supplemental Operating & Financial Data (unaudited) December 31, 2015 December 31, 2014 ASSETS Real estate, at cost: Land $ 3,286,004 $ 3,046,372 Buildings and improvements 9,010,778 8,107,199 Total real estate, at cost 12,296,782 11,153,571 Less accumulated depreciation and amortization (1,687,665) (1,386,871) Net real estate held for investment 10,609,117 9,766,700 Real estate held for sale, net 9,767 14,840 Net real estate 10,618,884 9,781,540 Cash and cash equivalents 40,294 3,852 Accounts receivable, net 81,678 64,386 Acquired lease intangible assets, net 1,034,417 1,039,724 Goodwill 15,321 15,470 Other assets, net 75,276 107,650 Total assets $ 11,865,870 $ 11,012,622 LIABILITIES AND EQUITY Distributions payable $ 50,344 $ 43,675 Accounts payable and accrued expenses 115,826 123,287 Acquired lease intangible liabilities, net 250,916 220,469 Other liabilities 53,965 53,145 Lines of credit payable 238,000 223,000 Term loans 320,000 70,000 Mortgages payable, net 646,740 852,575 Notes payable, net 3,636,746 3,785,372 Total liabilities $ 5,312,537 $ 5,371,523 Stockholders' equity: Preferred stock and paid in capital, par value $0.01 per share, 69,900,000 shares authorized, 16,350,000 shares issued and $ 395,378 $ 395,378 outstanding as of December 31, 2015 and December 31, 2014 Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 250,416,757 shares issued and outstanding as of December 31, 2015 and 224,881,192 shares issued and outstanding as of December 31, 2014 7,666,428 6,464,987 Distributions in excess of net income (1,530,210) (1,246,964) Total stockholders' equity 6,531,596 5,613,401 Noncontrolling interests 21,737 27,698 Total equity 6,553,333 5,641,099 Total liabilities and equity $ 11,865,870 $ 11,012,622

REALTY INCOME
The Monthly Dividend Company®

DEBT SUMMARY (dollars in thousands)

	Maturity Date	Principal Balance as of December 31, 2015	% of Debt	Interest Rate as of December 31, 2015	Weighted Average Years until Maturity
Credit Facility					
Credit Facility [1]	June 30, 2019	$ 238,000	4.9%	1.22%	3.5 years
Unsecured Term Loans					
Term Loan - Tau [2]	January 21, 2018	70,000	1.4%	1.44%	2.1 years
Term Loan - Realty Income [3]	June 30, 2020	250,000	5.2%	1.37%	4.5 years
	Principal amount	320,000			
Senior Unsecured Notes and Bonds					
5.95% Notes due 2016	September 15, 2016	275,000	5.7%	5.95%	
5.375% Notes due 2017	September 15, 2017	175,000	3.6%	5.38%	
2.00% Notes due 2018	January 31, 2018	350,000	7.2%	2.00%	
6.75% Notes due 2019	August 15, 2019	550,000	11.4%	6.75%	
5.75% Notes due 2021	January 15, 2021	250,000	5.2%	5.75%	
3.25% Notes due 2022	October 15, 2022	450,000	9.3%	3.25%	
4.65% Notes due 2023	August 1, 2023	750,000	15.5%	4.65%	
3.875% Notes due 2024	July 15, 2024	350,000	7.2%	3.88%	
4.125% Notes due 2026	October 15, 2026	250,000	5.1%	4.13%	
5.875% Bonds due 2035	March 15, 2035	250,000	5.1%	5.88%	
	Principal amount	3,650,000		4.72%	6.5 years
Unamortized discounts		(13,254)			
	Carrying value	3,636,746			
Mortgages Payable					
44 mortgages on 183 properties	January 2016 - June 2032	637,658 [4]	13.2%	4.92%	3.6 years
Unamortized premiums		9,082			
	Carrying value	646,740			
	TOTAL DEBT	**$ 4,845,658** [5]		**4.36%**	

Fixed Rate	**$**	**4,592,174**	**95%**
Variable Rate	**$**	**253,484**	**5%**

[1] We have a $2.0 billion unsecured acquisition credit facility with an initial term that expires in June 2019. It includes, at our election, two six-month extension options, at a cost of 0.075% of the facility commitment, or $1.5 million per option. As of December 31, 2015, approximately $1.76 billion was available on the credit facility.

[2] Borrowing under the term loan bears interest at the current one month LIBOR, plus 1.2%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.15%.

[3] Borrowing under the term loan bears interest at the current one month LIBOR, plus 0.95%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.67%.

[4] The mortgages payable are at fixed interest rates, except for mortgages totaling $15.5 million at December 31, 2015.

[5] Excludes non-cash unamortized original issuance discounts recorded on the senior unsecured notes and bonds, as well as non-cash unamortized premiums recorded on the mortgages payable.

Q4 2015 Supplemental Operating & Financial Data 8

DEBT MATURITIES (dollars in millions) 9 Q4 2015 Supplemental Operating & Financial Data Debt Maturities Year of Credit Term Senior Unsecured Mortgages Weighted Average Maturity Facility Loan Notes and Bonds Payable Total Interest Rate (1) 2016 $ - $ - $ 275.0 $ 170.1 $ 445.1 5.45% 2017 - - 175.0 142.9 317.9 5.53% 2018 - 70.0 350.0 15.5 435.5 2.03% 2019 238.0 - 550.0 26.3 814.3 6.56% 2020 - 250.0 - 82.4 332.4 2.27% Thereafter - - 2,300.0 200.5 2,500.5 4.48% Totals $ 238.0 $ 320.0 $ 3,650.0 $ 637.7 $ 4,845.7 (1) Weighted average interest rate for 2019 excludes the credit facility. Mortgages Payable Maturities by Quarter Year of First Second Third Fourth Weighted Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2016 $ 102.7 $ 48.2 $ 16.9 $ 2.2 $ 170.0 4.63% 2017 42.3 36.6 39.4 24.6 142.9 5.72% 2018 1.2 12.0 1.1 1.1 15.4 5.47% 2019 1.2 1.2 1.2 22.8 26.4 2.65% 2020 1.2 1.2 12.6 67.4 82.4 4.98% 2021 18.2 17.7 21.0 0.4 57.3 4.84% Thereafter - - - - 143.3 Totals $ 166.8 $ 116.9 $ 92.2 $ 118.5 $ 637.7

3.9 Capital Structure as of December 31, 2015 CAPITALIZATION & FINANCIAL RATIOS (dollars in thousands , except per share amounts) 10 Q4 2015 Supplemental Operating & Financial Data Capitalization as of December 31, 2015 Carrying Debt Value Credit Facility $ 238,000 Unsecured Term Loans 320,000 Senior Unsecured Notes and Bonds 3,650,000 Mortgages Payable 637,658 Total Debt $ 4,845,658 Stock Redemption Market Equity Shares/units Price Price Value Common Stock (NYSE: O) 250,416,757 $ 51.63 $ 12,929,017 Common Units (1) 648,386 $ 51.63 33,476 Common Equity 12,962,493 Class F Preferred Stock 16,350,000 $ 25.00 408,750 Total Equity $ 13,371,243 Total Market Capitalization (2) $ 18,216,901 Debt/Total Market Capitalization (2) 26.6% Debt and Preferred Stock/Total Market Capitalization (2) 28.8% (1) Common units are exchangeable into cash or common stock at our option at a conversion ratio of 1:1, subject to certain exceptions. (2) Our enterprise value was $18,176,607 (total market capitalization less cash on hand). The percentages for both debt to enterprise value as well as debt and preferred stock to enterprise value are materially consistent with those presented for total market capitalization. Dividend Data Year-over-Year 2015 2014 Growth Rate Common Dividend Paid per Share $ 2.271 S 2.192 3.6% AFFO per Share (diluted) $ 2.74 S 2.57 6.6% AFFO Payout Ratio 82.9% 85.3% Liquidity as of December 31, 2015 Cash on Hand $ 40,294 Availability under Credit Facility 1,762,000 $ 1,802,294 Debt 27% Preferred 2% Common 71%

EBITDA & COVERAGE RATIOS (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Reconciliation of Net Income to EBITDA (1)

		Three months ended December 31, 2015
Net income	$	83,111
Interest		51,982
Taxes		721
Depreciation and amortization		105,739
Impairment loss		1,378
Gain on sales		(5,126)
Quarterly EBITDA	$	237,805
Annualized EBITDA	$	951,220
Debt/EBITDA		5.1

(1) EBITDA, a non-GAAP measure, means, for the most recent quarter, annualized earnings (net income) before (i) interest expense, including non-cash loss (gain) on swaps, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, and (v) gain on sales (Realty Income properties).

(2) Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service coverage.

(3) Fixed charge coverage is calculated in exactly the same manner as the debt service coverage (which is calculated on page 12), except that preferred stock dividends are also added to the denominator.

Debt Service Coverage (2)


5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.8
3.9
4.0
4.1
4.5
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Fixed Charge Coverage (3)


5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.4
3.4
3.6
3.7
4.0
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Q4 2015 Supplemental Operating & Financial Data 11

DEBT COVENANTS 12 Q4 2015 Supplemental Operating & Financial Data As of December 31, 2015 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt ≤ 60% of adjusted undepreciated assets 39.0% Limitation on incurrence of secured debt ≤ 40% of adjusted undepreciated assets 5.2% Debt service coverage (trailing 12 months) (1) ≥ 1.5 x 4.5x Maintenance of total unencumbered assets ≥ 150% of unsecured debt 266.8% (1) This covenant is calculated on a pro forma basis for the preceding four-quarter period on the assumptions that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds there from (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four quarters had in each case occurred on January 1, 2015, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of January 1, 2015, nor does it purport to reflect our debt service coverage ratio for any future period.

INVESTMENT SUMMARY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	58	$ 194,617	$ 13,101	951,490	6.7%	15.8
Properties under Development [3]	25	15,271	1,371	661,317	9.0%	12.8
Total Real Estate Investments	83	$ 209,888	$ 14,472	1,612,807	6.9%	15.5

Approximately 60% of the annualized revenue generated by these investments is from investment grade tenants. [4]

Second Quarter 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	78	$ 706,146	$ 43,940	2,537,293	6.2%	18.4
Properties under Development [3]	22	15,123	1,457	17,658	9.6%	11.6
Total Real Estate Investments	100	$ 721,269	$ 45,397	2,554,951	6.3%	18.2

Approximately 49% of the annualized revenue generated by these investments is from investment grade tenants. [4]

Third Quarter 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	29	$ 117,234	$ 7,872	959,550	6.7%	11.0
Properties under Development [3]	18	6,664	823	-	12.4%	9.6
Total Real Estate Investments	47	$ 123,898	$ 8,695	959,550	7.0%	10.9

Approximately 35% of the annualized revenue generated by these investments is from investment grade tenants. [4]

Fourth Quarter 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	86	$ 195,424	$ 13,745	1,053,094	7.0%	15.8
Properties under Development [3]	18	8,751	774	348,588	8.9%	13.8
Total Real Estate Investments	104	$ 204,175	$ 14,519	1,401,682	7.1%	15.7

Approximately 28% of the annualized revenue generated by these investments is from investment grade tenants. [4]

2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	251	$ 1,213,421	$ 78,658	5,501,427	6.5%	16.8
Properties under Development [3]	35	45,809	4,425	729,375	9.7%	12.0
Total Real Estate Investments	286	$ 1,259,230	$ 83,083	6,230,802	6.6%	16.5

Approximately 46% of the annualized revenue generated by these investments is from investment grade tenants. [4]

(1) Cash capitalization rates are computed as contractual cash net operating income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income).
(2) The new property acquisitions were completed through nine independent transactions during the first quarter of 2015, 16 independent transactions during the second quarter of 2015, ten independent transactions during the third quarter of 2015, and 14 independent transactions for the fourth quarter for 2015, respectively.
(3) Includes investments during the period in new development, expansion of existing properties, and redevelopment of existing properties. Cash rents noted reflect total cash rents to be received on this investment amount upon completion of the properties under development.
(4) Refer to footnote two on page 16 for our definition of investment grade tenants.

Q4 2015 Supplemental Operating & Financial Data 13

DISPOSITION SUMMARY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds [1]	Cash Capitalization Rate [2]
Occupied	4	$ 15,028	$ 12,487	$ 18,576	7.7%
Vacant	5	4,468	2,362	3,534	-
Total Real Estate Dispositions	9	$ 19,496	$ 14,849	$ 22,110	

The unlevered internal rate of return on properties sold during the first quarter was 12.5%.

Second Quarter 2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds [1]	Cash Capitalization Rate [2]
Occupied	1	$ 4,776	$ 3,690	$ 5,981	8.1%
Vacant	4	2,144	777	1,988	-
Total Real Estate Dispositions	5	$ 6,920	$ 4,467	$ 7,969	

The unlevered internal rate of return on properties sold during the second quarter was 11.6%.

Third Quarter 2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds [1]	Cash Capitalization Rate [2]
Occupied	3	$ 14,850	$ 12,822	$ 18,737	7.2%
Vacant	5	5,566	2,223	2,766	-
Total Real Estate Dispositions	8	$ 20,416	$ 15,045	$ 21,503	

The unlevered internal rate of return on properties sold during the third quarter was 14.2%.

Fourth Quarter 2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds [1]	Cash Capitalization Rate [2]
Occupied	1	$ 1,501	$ 1,185	$ 1,603	8.1%
Vacant	15	17,535	7,498	12,257	-
Total Real Estate Dispositions	16	$ 19,036	$ 8,683	$ 13,860	

The unlevered internal rate of return on properties sold during the third quarter was 10.3%.

2015

	Number of Properties	Original Investment	Net Book Value	Net Proceeds [1]	Cash Capitalization Rate [2]
Occupied	9	$ 36,155	$ 30,184	$ 44,897	7.6%
Vacant	29	29,713	12,860	20,545	-
Total Real Estate Dispositions	38	$ 65,868	$ 43,044	$ 65,442	

The unlevered internal rate of return on properties sold during the third quarter was 12.1%.

[1] Data excludes properties sold as a result of eminent domain activities. During the first quarter of 2015 we received net proceeds of $164,000 related to two eminent domain transactions. During the second quarter of 2015, we received net proceeds of $212,000 related to one eminent domain transaction.
[2] Cash capitalization rates are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses paid by Realty Income).

Q4 2015 Supplemental Operating & Financial Data 14

DEVELOPMENT PIPELINE (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Retail

	Number of Properties	Investment to Date	Remaining Investment	Total Commitment	Percent Leased [2]
New Development [1]	-	$ -	$ -	$ -	-
Expansion of existing properties	-	-	-	-	-
Redevelopment of existing properties	12	2,916	13,438	16,354	100%
	12	$ 2,916	$ 13,438	$ 16,354	

Non-Retail

	Number of Properties	Investment to Date	Remaining Investment	Total Commitment	Percent Leased [2]
New Development [1]	3	$ 2,527	$ 55,714	$ 58,241	100%
Expansion of existing properties	1	7,975	1,158	9,133	100%
Redevelopment of existing properties	-	-	-	-	-
	4	$ 10,502	$ 56,872	$ 67,374	

Total

	Number of Properties	Investment to Date	Remaining Investment	Total Commitment	Percent Leased [2]
New Development [1]	3	$ 2,527	$ 55,714	$ 58,241	100%
Expansion of existing properties	1	7,975	1,158	9,133	100%
Redevelopment of existing properties	12	2,916	13,438	16,354	100%
	16	$ 13,418	$ 70,310	$ 83,728	

[1] Includes build-to-suit developments and forward take-out commitments on development properties with leases in place.

[2] Estimated rental revenue commencement dates on properties under development is between February 2016 and August 2016.

Q4 2015 Supplemental Operating & Financial Data 15

TENANT DIVERSIFICATION

REALTY INCOME
The Monthly Dividend Company®

Top 20 Tenants

Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at December 31, 2015 include the following:

Tenant	Number of Properties	% of Revenue	Investment Grade Ratings (Moody's/S&P/Fitch)
Walgreens	176	6.9%	Baa2/ BBB/ A-
FedEx	39	5.2%	Baa1/ BBB/ BBB
Dollar General	524	4.6%	Baa3/ BBB/ -
LA Fitness	46	4.2%	-
Dollar Tree / Family Dollar	457	4.2%	-
Circle K / The Pantry	302	3.0%	Baa2/ BBB/ -
AMC Theatres	20	2.7%	-
BJ's Wholesale Club	15	2.6%	-
Diageo	17	2.4%	A3/ A-/ A-
Regal Cinemas	23	2.1%	-
GPM Investments / Fas Mart	217	2.1%	-
Rite Aid	68	2.0%	-
Northern Tier Retail / SuperAmerica	134	2.0%	-
Life Time Fitness	9	2.0%	-
CVS Pharmacy	56	1.9%	Baa1/ BBB+/ -
TBC Corporation	149	1.7%	A3/ A-/ -
Walmart / Sam's Club	19	1.3%	Aa2/AA/AA
NPC International	202	1.3%	-
FreedomRoads / Camping World	18	1.2%	-
Smart & Final	36	1.1%	-

Average EBITDAR/Rent Ratio on Retail Properties 2.6x (1)
Median EBITDAR/Rent Ratio on Retail Properties 2.6x (1)

(1) Based on the analysis of the most recently provided information from retail tenants providing this information. We do not independently verify the information we receive from our retail tenants.

Investment Grade Tenants (2):

Number of Properties	1,686
Percentage of Annualized Rents	44%
Percentage of Leases with Rental Increases, Based on Revenue	75%


26%
53%
18%
3%
Investment Grade, Retail
Non-Investment Grade or Non-Rated, Retail
Investment Grade, Non-Retail
Non-Investment Grade or Non-Rated, Non-Retail

(2) Investment grade tenants are defined as tenants with a credit rating of Baa3/BBB- or higher from one of the three major rating agencies (Moody's/S&P/Fitch). 44% of our annualized rental revenue is generated from properties leased to investment grade tenants, including approximately 7% from properties leased to subsidiaries of investment grade companies. Refer to page 20 for investment grade composition by property type.

Q4 2015 Supplemental Operating & Financial Data 16

* Less than 0.1% (1) Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest Net Lease, Inc., or Crest. INDUSTRY DIVERSIFICATION 17 Q4 2015 Supplemental Operating & Financial Data Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended December 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2015 2015 2014 2013 2012 2011 Retail industries Apparel stores 2.0% 2.0% 2.0% 1.9% 1.7% 1.4 % Automotive collision services 0.9 1.0 0.8 0.8 1.1 0.9 Automotive parts 1.5 1.4 1.3 1.2 1.0 1.2 Automotive service 1.9 1.9 1.8 2.1 3.1 3.7 Automotive tire services 2.8 2.9 3.2 3.6 4.7 5.6 Book stores * * * * 0.1 0.1 Child care 2.0 2.0 2.2 2.8 4.5 5.2 Consumer electronics 0.3 0.3 0.3 0.3 0.5 0.5 Convenience stores 8.8 9.2 10.1 11.2 16.3 18.5 Crafts and novelties 0.5 0.5 0.5 0.5 0.3 0.2 Dollar stores 8.8 8.9 9.6 6.2 2.2 - Drug stores 10.9 10.6 9.5 8.1 3.5 3.8 Education 0.3 0.3 0.4 0.4 0.7 0.7 Entertainment 0.5 0.5 0.5 0.6 0.9 1.0 Equipment services 0.1 0.1 0.1 0.1 0.1 0.2 Financial services 1.3 1.3 1.4 1.5 0.2 0.2 General merchandise 1.5 1.4 1.2 1.1 0.6 0.6 Grocery stores 2.8 3.0 3.0 2.9 3.7 1.6 Health and fitness 8.4 7.7 7.0 6.3 6.8 6.4 Health care 1.0 1.0 1.1 1.1 - - Home furnishings 0.7 0.7 0.7 0.9 1.0 1.1 Home improvement 2.5 2.4 1.7 1.6 1.5 1.7 Jewelry 0.1 0.1 0.1 0.1 - - Motor vehicle dealerships 1.6 1.6 1.6 1.6 2.1 2.2 Office supplies 0.3 0.3 0.4 0.5 0.8 0.9 Pet supplies and services 0.7 0.7 0.7 0.8 0.6 0.7 Restaurants - casual dining 3.7 3.8 4.3 5.1 7.3 10.9 Restaurants - quick service 4.5 4.2 3.7 4.4 5.9 6.6 Shoe stores 0.5 0.5 0.1 0.1 0.1 0.2 Sporting goods 1.7 1.8 1.6 1.7 2.5 2.7 Theaters 5.0 5.1 5.3 6.2 9.4 8.8 Transportation services 0.1 0.1 0.1 0.1 0.2 0.2 Wholesale clubs 3.7 3.8 4.1 3.9 3.2 0.7 Other * * * 0.1 0.1 0.1 Retail industries 81.4% 81.1% 80.4% 79.8% 86.7% 88.6%

* Less than 0.1% (1) Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest. INDUSTRY DIVERSIFICATION (CONT’D) 18 Q4 2015 Supplemental Operating & Financial Data Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended December 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2015 2015 2014 2013 2012 2011 Non-retail industries Aerospace 1.1 1.1 1.2 1.2 0.9 0.5 Beverages 2.5 2.7 2.8 3.3 5.1 5.6 Consumer appliances 0.5 0.6 0.5 0.6 0.1 - Consumer goods 1.0 0.9 0.9 1.0 0.1 - Crafts and novelties 0.1 0.1 0.1 0.1 - - Diversified industrial 0.9 0.8 0.5 0.2 0.1 - Electric utilities 0.1 0.1 0.1 * - - Equipment services 0.3 0.4 0.5 0.4 0.3 0.2 Financial services 0.4 0.4 0.4 0.5 0.4 0.3 Food processing 1.2 1.2 1.4 1.5 1.3 0.7 General merchandise 0.3 0.3 0.3 - - - Government services 1.2 1.2 1.3 1.4 0.1 0.1 Health care 0.6 0.7 0.7 0.8 * * Home furnishings 0.2 0.2 0.2 0.2 - - Insurance 0.1 0.1 0.1 0.1 * - Machinery * 0.1 0.2 0.2 0.1 - Other manufacturing 0.7 0.7 0.7 0.6 - - Packaging 0.8 0.8 0.8 0.9 0.7 0.4 Paper 0.1 0.1 0.1 0.2 0.1 0.1 Shoe stores 0.2 0.2 0.8 0.9 - - Telecommunications 0.6 0.7 0.7 0.7 0.8 0.7 Transportation services 5.5 5.3 5.1 5.3 2.2 1.6 Other 0.2 0.2 0.2 0.1 1.0 1.2 Non-retail industries 18.6% 18.9% 19.6% 20.2% 13.3% 11.4 % Totals 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%

GEOGRAPHIC DIVERSIFICATION (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet		Rental Revenue for the Quarter Ended December 31, 2015 [1]	Percentage of Rental Revenue
Alabama	149	99%	1,220,600	$	4,093	1.6%
Alaska	3	100	275,900		681	0.3
Arizona	109	98	1,611,600		6,227	2.5
Arkansas	54	100	797,400		1,749	0.7
California	167	100	5,273,700		24,773	9.8
Colorado	70	99	1,003,000		3,999	1.6
Connecticut	24	91	534,900		2,502	1.0
Delaware	18	100	93,000		495	0.2
Florida	329	99	3,976,700		14,693	5.8
Georgia	239	99	3,348,000		10,396	4.1
Hawaii	--	--	--		--	--
Idaho	12	100	87,000		739	0.3
Illinois	161	99	4,578,500		13,337	5.3
Indiana	145	100	1,456,700		6,955	2.8
Iowa	38	95	2,936,000		4,004	1.6
Kansas	90	98	1,643,400		4,166	1.6
Kentucky	61	98	1,023,000		3,744	1.5
Louisiana	91	99	1,029,500		3,098	1.2
Maine	10	90	145,300		889	0.4
Maryland	35	100	861,300		4,485	1.8
Massachusetts	82	96	760,400		3,482	1.4
Michigan	148	99	1,537,200		5,797	2.3
Minnesota	155	99	1,376,800		8,215	3.3
Mississippi	132	98	1,608,200		4,116	1.6
Missouri	139	96	2,810,000		8,621	3.4
Montana	4	100	67,100		190	0.1
Nebraska	37	100	780,400		2,815	1.1
Nevada	22	100	413,000		773	0.3
New Hampshire	19	100	315,800		1,475	0.6
New Jersey	70	99	697,400		4,339	1.7
New Mexico	30	100	293,200		883	0.3
New York	90	99	2,422,600		12,310	4.9
North Carolina	155	99	2,120,900		6,778	2.7
North Dakota	7	100	66,000		136	0.1
Ohio	235	97	6,013,000		13,711	5.4
Oklahoma	128	99	1,532,100		4,015	1.6
Oregon	27	100	593,400		2,040	0.8
Pennsylvania	148	99	1,854,500		7,332	2.9
Rhode Island	4	100	157,200		809	0.3
South Carolina	137	99	996,000		4,659	1.8
South Dakota	13	100	152,100		274	0.1
Tennessee	221	96	2,769,700		7,538	3.0
Texas	449	98	8,298,200		23,401	9.1
Utah	17	100	890,500		1,975	0.8
Vermont	5	100	98,000		482	0.2
Virginia	143	98	2,893,300		7,543	3.0
Washington	42	98	690,800		2,882	1.1
West Virginia	13	100	272,500		979	0.4
Wisconsin	53	100	1,598,000		3,635	1.4
Wyoming	4	100	49,600		221	0.1
Puerto Rico	4	100	28,300		149	0.1
Totals\Average	4,538	98%	76,051,700	$	252,600	100.0%

[1] Includes rental revenue for all properties owned by Realty Income at December 31, 2015. Excludes revenue of $63 from properties owned by Crest and $68 from sold properties that were included in continuing operations.

Q4 2015 Supplemental Operating & Financial Data 19

PROPERTY TYPE COMPOSITION (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Property Type	Number of Properties	Approximate Leasable Square Feet	Rental Revenue for the Quarter Ended December 31, 2015 (1)	Percentage of Rental Revenue for the Quarter Ended December 31, 2015	Percentage of Annualized Revenue from Investment Grade Tenants (2)
Retail	4,378	50,592,800	$ 199,518	79.0%	32.7%
Industrial (3)	101	21,871,200	32,423	12.8	82.6
Office	44	3,403,200	15,329	6.1	91.3
Agriculture	15	184,500	5,330	2.1	100.0
Totals	4,538	76,051,700	$ 252,600	100.0%	

(1) Includes rental revenue for all properties owned by Realty Income at December 31, 2015. Excludes revenue of $63 from properties owned by Crest and $68 from sold properties that were included in continuing operations.
(2) Refer to footnote two on page 16 for our definition of investment grade tenants.
(3) Includes 14 Industrial properties formerly classified as Manufacturing properties which represent approximately 2% of rental revenue for the quarter ended December 31, 2015. These properties are principally distribution facilities used for light assemblage, processing, and/or storage. We re-classified these properties to our Industrial category to better reflect their use and to clarify the categorization of our properties.


Retail 79.0%
Industrial 12.8%
Office 6.1%
Agriculture 2.1%

Q4 2015 Supplemental Operating & Financial Data
20

Top 3 Industries Contributing to the Change Quarter ended Quarter ended Net % Change Industry December 31, 2015 December 31, 2014 Change by Industry Theaters $ 12,059 $ 11,600 $ 459 4.0 % Restaurants – Quick Service 9,146 8,880 266 3.0 % Convenience Stores 21,946 21,735 211 1.0 % Fourth Quarter 2015 SAME STORE RENTAL REVENUE (dollars in thousands) 21 Q4 2015 Supplemental Operating & Financial Data Top 3 Industries Contributing to the Change Year ended Year ended Net % Change Industry December 31, 2015 December 31, 2014 Change by Industry Convenience Stores $ 87,557 $ 86,457 $ 1,100 1.3 % Health and Fitness 52,267 51,407 860 1.7 % Motor Vehicle Dealerships 14,454 13,618 836 6.1% 2015 Same Store Pool Defined For purposes of determining the properties used to calculate the same store rental revenue pool, we include all properties that were owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Same Store Rental Revenue Number of Properties 3,636 Square Footage 58,076,878 Q4 2015 $200,342 Q4 2014 $197,849 Increase (in dollars) $2,493 Increase (percent) 1.3% Same Store Rental Revenue Number of Properties 3,636 Square Footage 58,076,878 YTD Q4 2015 $794,418 YTD Q4 2014 $784,208 Increase (in dollars) $10,210 Increase (percent) 1.3%

Same Store Rental Revenue by Property Type SAME STORE RENTAL REVENUE (CONT’D) (dollars in thousands) 22 Q4 2015 Supplemental Operating & Financial Data Fourth Quarter 2015 Quarter ended Quarter ended Net % Change by Contribution by Property Type December 31, 2015 December 31, 2014 Change Property Type Property Type Retail $ 157,684 $ 155,611 $ 2,073 1.3% 83.2% Industrial 24,585 24,343 242 1.0% 9.7% Office 12,740 12,627 113 0.9% 4.5% Agriculture 5,333 5,267 66 1.3% 2.6% Total $ 200,342 $ 197,848 $ 2,494 1.3% 100% 2015 Year ended Year ended Net % Change by Contribution by Property Type December 31, 2015 December 31, 2014 Change Property Type Property Type Retail $ 624,439 $ 616,311 $ 8,128 1.3% 79.6% Industrial 98,044 96,953 1,091 1.1% 10.7% Office 50,721 49,992 729 1.5% 7.1% Agriculture 21,214 20,952 262 1.3% 2.6% Total $ 794,418 $ 784,208 $ 10,210 1.3% 100%

OCCUPANCY

REALTY INCOME
The Monthly Dividend Company®

By Property

Occupied Properties	4,467
Total Properties	4,538
Occupancy	98.4%

By Square Footage

Occupied Square Footage	75,338,687
Total Square Footage	76,051,700
Occupancy	99.1%

By Rental Revenue (Economic Occupancy)

Quarterly Rental Revenue	$	247,579,867
Quarterly Vacant Rental Revenue	$	1,886,400[1]
Occupancy		99.2%

[1] Based on contractual monthly rents received immediately preceding the date of vacancy.

Change in Occupancy

Vacant Properties at 9/30/2015		74
Expiration Activity [1]	+	44
Leasing Activity [2]	-	32
Vacant Property Sales Activity [3]	-	15
Vacant Properties at 12/31/2015		71

[1] Includes scheduled and unscheduled expirations as well as future expirations resolved in the current quarter.

[2] Includes 27 expirations that were re-leased to the same tenants without vacancy, one that was re-leased to a new tenant without vacancy, and four that were re-leased after a period of vacancy. See page 24 for additional detail on re-leasing activity.

[3] Includes four properties that were vacant at the beginning of the quarter.

Occupancy by Number of Properties


99.0%
98.0%
97.0%
96.0%
95.0%
94.0%
93.0%
92.0%
91.0%
90.0%
98.2%
98.3%
98.3%
98.3%
98.4%
98.0%
98.2%
98.3%
98.4%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Q4 2015 Supplemental Operating & Financial Data
23

LEASING ACTIVITY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Q3 2015	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 7,076	$ 470	$ 815	$ 8,361
New Cash Rents*	$ 7,260	$ 339	$ 641	$ 8,240
Re-leasing spread	102.6 %	72.1 %	78.7 %	98.6 %
Number of Leases	86	3	8	97
Average Months Vacant	0.0	0.0	13.3	1.1
Tenant Improvements	$ -	$ -	$ -	$ -

*Percentage of Total Annualized Portfolio Rental Revenue: 0.8 %

Allocation Based on Number of Leases


89%
11%
Same Tenant
New Tenant

Q4 2015	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 4,382	$ 44	$ 407	$ 4,833
New Cash Rents*	$ 4,258	$ 47	$ 409	$ 4,714
Re-leasing spread	97.2 %	106.1 %	100.7 %	97.5 %
Number of Leases	27	1	4	32
Average Months Vacant	0.0	0.0	16.2	2.0
Tenant Improvements	$ -	$ -	$ -	$ -

*Percentage of Total Annualized Portfolio Rental Revenue: 0.5 %


84%
16%
Same Tenant
New Tenant

2015	Re-leased to Same Tenant	Re-leased to New Tenant: Without Vacancy	Re-leased to New Tenant: After a Period of Vacancy	Re-leasing Totals
Prior Cash Rents	$ 33,536	$ 942	$ 2,642	$ 37,120
New Cash Rents*	$ 34,679	$ 676	$ 2,101	$ 37,456
Re-leasing spread	103.4 %	71.7 %	79.5 %	100.9 %
Number of Leases	216	7	30	253
Average Months Vacant	0.0	0.0	11.0	1.3
Tenant Improvements	$ -	$ -	$ -	$ -

*Percentage of Total Annualized Portfolio Rental Revenue: 3.7 %


85%
15%
Same Tenant
New Tenant

Q4 2015 Supplemental Operating & Financial Data 24

EXPIRATIONS (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Our leased, single-tenant properties have a weighted average remaining lease term of approximately 10 years.

	Total Portfolio [1]					Initial Expirations [3]			Subsequent Expirations [4]		
Year	Number of Leases Expiring: Retail	Number of Leases Expiring: Non-Retail	Approx. Leasable Sq. Feet	Rental Revenue for the Quarter Ended Dec 31, 2015 [2]	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended Dec 31, 2015	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended Dec 31, 2015	% of Total Rental Revenue
2016	146	-	913,200	$ 3,315	1.3 %	63	$ 1,295	0.5 %	83	$ 2,020	0.8 %
2017	202	1	2,040,400	5,987	2.4	54	2,559	1.0	149	3,428	1.4
2018	298	9	3,892,100	12,182	4.9	170	8,431	3.4	137	3,751	1.5
2019	248	10	3,878,400	13,359	5.4	174	11,143	4.5	84	2,216	0.9
2020	184	12	4,180,700	13,110	5.3	114	10,709	4.3	82	2,401	1.0
2021	252	13	5,579,900	15,849	6.3	184	13,933	5.6	81	1,916	0.7
2022	233	17	7,456,000	15,104	6.0	220	14,308	5.7	30	796	0.3
2023	353	20	6,458,700	21,920	8.8	358	21,028	8.4	15	892	0.4
2024	193	12	4,168,500	11,504	4.6	195	11,222	4.5	10	282	0.1
2025	322	16	5,556,000	20,347	8.2	311	19,595	7.9	27	752	0.3
2026	243	3	3,141,500	11,469	4.6	234	11,124	4.5	12	345	0.1
2027	491	3	5,443,000	20,453	8.2	460	19,064	7.6	34	1,389	0.6
2028	287	5	5,986,900	16,193	6.5	283	15,930	6.5	9	263	*
2029	396	4	6,488,200	19,469	7.8	371	19,193	7.7	29	276	0.1
2030	80	11	1,703,100	11,474	4.6	80	11,319	4.5	11	155	0.1
2031-2043	361	23	7,467,400	37,706	15.1	342	37,216	14.9	42	490	0.2
Totals	4,289	159	74,354,000	$ 249,441	100 %	3,613	$ 228,069	91.5 %	835	$ 21,372	8.5 %

* Less than 0.1%

(1) This table sets forth the timing of remaining lease term expirations on our 4,448 net leased, single-tenant properties as of December 31, 2015. Excludes 19 multi-tenant properties and 71 vacant properties. The lease expirations for properties under construction are based on the estimated completion date of those properties.

(2) Excludes revenue of $3,160 from 19 multi-tenant properties and from 71 vacant properties at December 31, 2015, $68 from sold properties included in continuing operations and $63 from properties owned by Crest.

(3) Represents leases to the initial tenant of the property that are expiring for the first time.

(4) Represents lease expirations on properties in the portfolio, which have previously been renewed, extended or re-tenanted.

Q4 2015 Supplemental Operating & Financial Data 25

26 We estimate FFO per share for 2016 of $2.82 to $2.89. We estimate AFFO per share for 2016 of $2.85 to $2.90, an increase of 4.0% to 5.8% over 2015 AFFO per share of $2.74. Key components of the company’s 2016 earnings guidance are summarized below. EARNINGS GUIDANCE Q4 2015 Supplemental Operating & Financial Data Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, tenant financial health, the availability of capital to finance planned growth, continued volatility and uncertainty in the credit markets and broader financial markets, property acquisitions and the timing of these acquisitions, charges for property impairments, and the outcome of any legal proceedings to which the company is a party, as described in the company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made. (1) Excludes tenant reimbursement revenue. 2016 Guidance Net income per share $1.14 to $1.21 Real estate depreciation per share $1.76 Gains on sales of properties per share ($0.08) FFO per share $2.82 to $2.89 AFFO per share $2.85 to $2.90 Same store rent growth Approximately 1.3% Occupancy 98% G&A expenses (% of revenues (1)) Approximately 5.0% Property expenses (non-reimbursable) (% of revenues (1)) Approximately 1.5% Acquisition volume Approximately $750 million Disposition volume $50 to $75 million

ANALYST COVERAGE

REALTY INCOME
The Monthly Dividend Company®

Equity Research

Baird	RJ Milligan	rjmilligan@rwbaird.com	(813) 273-8252
	William Harman	wharman@rwbaird.com	(414) 298-2337
Bank of America Merrill Lynch	Juan Sanabria	juan.sanabria@baml.com	(646) 855-1589
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Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
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Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
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Edward Jones	Roy Shepard	royal.shepard@edwardjones.com	(314) 515-3510
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Green Street	Cedrik Lachance	clachance@greenstreetadvisors.com	(949) 640-8780
	Tyler Grant	tgrant@greenstreetadvisors.com	(949) 640-8780
Janney	Robert Stevenson	robstevenson@janney.com	(646) 840-3217
	Ken Suchoski	ksuchoski@janney.com	(646) 840-3201
	Venkat Kommineni	vkommineni@janney.com	(646)840-3219
J.P. Morgan	Anthony Paolone	anthony.paolone@jpmorgan.com	(212) 622-6682
	Gene Nusinzon	gene.nusinzon@jpmorgan.com	(212) 622-1041
Ladenburg Thalmann	Daniel Donlan	ddonlan@ladenburg.com	(212) 409-2056
	John Massocca	jmassocca@ladenburg.com	(212) 409-2543
Morgan Stanley	Vikram Malhotra	vikram.malhotra@morganstanley.com	(212) 761-7064
	Landon Park	landon.park@morganstanley.com	(212) 761-6368
Oppenheimer	Steve Manaker	stephen.manaker@opco.com	(212) 667-5950
	Amit Nihalani	amit.nihalani@opco.com	(212) 667-8204
Raymond James	Collin Mings	collin.mings@raymondjames.com	(727) 567-2585
	Paul Puryear	paul.puryear@raymondjames.com	(727) 567-2253
	Daniel Mannix	daniel.mannix@raymondjames.com	(727) 567-2619
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
	James Bambrick	james.bambrick@rbccm.com	(440) 715-2654
Stifel	Simon Yarmak	yarmaks@stifel.com	(443) 224-1345
	Joseph van Bemmelen	vanbemmelenj@stifel.com	(443) 224-1264
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Frank Lee	frank-a.lee@ubs.com	(415) 352-5679
Wells Fargo	Todd Stender	todd.stender@wellsfargo.com	(562) 637-1371
	Philip DeFelice	philip.defelice@wellsfargo.com	(443) 263-6442
	Jason Belcher	jason.belcher@wellsfargo.com	(443) 462-7354
Wunderlich	Craig Kucera	ckucera@wundernet.com	(540) 277-3366

Realty Income Corporation is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income Corporation or its management. Realty Income Corporation does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts.

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